SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 25, 2003


                        RESIDENTIAL ACCREDIT LOANS, INC.
           (Exact name of the registrant as specified in it's charter)


Delaware                            333-101791                   51-0368240

(State or other                (Commission File Number)       (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000

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Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the February, 2003 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.



Master Serviced by Residential Funding

Item 7. Financial Statements and Exhibits

(a) Not applicable (b) Not applicable (c) See Item 5

1995-Q1     RALI
1995-QS1    RALI
1996-QS1    RALI
1996-QS2    RALI
1996-QS3    RALI
1996-QS4    RALI
1996-QS5    RALI
1996-QS6    RALI
1996-QS7    RALI
1996-QS8    RALI
1997-QS1    RALI
1997-QS10   RALI
1997-QS11   RALI
1997-QS12   RALI
1997-QS13   RALI
1997-QS2    RALI
1997-QS3    RALI
1997-QS4    RALI
1997-QS5    RALI
1997-QS6    RALI
1997-QS7    RALI
1997-QS8    RALI
1997-QS9    RALI
1998-QS1    RALI
1998-QS10   RALI
1998-QS11   RALI
1998-QS12   RALI
1998-QS13   RALI
1998-QS14   RALI
1998-QS15   RALI
1998-QS16   RALI
1998-QS17   RALI
1998-QS2    RALI
1998-QS3    RALI
1998-QS4    RALI
1998-QS5    RALI
1998-QS6    RALI
1998-QS7    RALI
1998-QS8    RALI
1998-QS9    RALI
1999-QS1    RALI
1999-QS10   RALI
1999-QS11   RALI
1999-QS12   RALI
1999-QS13   RALI
1999-QS14   RALI
1999-QS15   RALI
1999-QS2    RALI
1999-QS3    RALI
1999-QS4    RALI
1999-QS5    RALI
1999-QS6    RALI
1999-QS7    RALI
1999-QS8    RALI
1999-QS9    RALI
2000-QS1    RALI
2000-QS10   RALI
2000-QS11   RALI
2000-QS12   RALI
2000-QS13   RALI
2000-QS14   RALI
2000-QS2    RALI
2000-QS3    RALI
2000-QS4    RALI
2000-QS5    RALI
2000-QS6    RALI
2000-QS7    RALI
2000-QS8    RALI
2000-QS9    RALI
2001-QS1    RALI
2001-QS10   RALI
2001-QS11   RALI
2001-QS12   RALI
2001-QS13   RALI
2001-QS14   RALI
2001-QS15   RALI
2001-QS16   RALI
2001-QS17   RALI
2001-QS18   RALI
2001-QS19   RALI
2001-QS2    RALI
2001-QS3    RALI
2001-QS4    RALI
2001-QS5    RALI
2001-QS6    RALI
2001-QS7    RALI
2001-QS8    RALI
2001-QS9    RALI
2002-QS1    RALI
2002-QS10   RALI
2002-QS11   RALI
2002-QS12   RALI
2002-QS13   RALI
2002-QS14   RALI
2002-QS15   RALI
2002-QS16   RALI
2002-QS17   RALI
2002-QS18   RALI
2002-QS19   RALI
2002-QS2    RALI
2002-QS3    RALI
2002-QS4    RALI
2002-QS5    RALI
2002-QS6    RALI
2002-QS7    RALI
2002-QS8    RALI
2002-QS9    RALI
2003-QS1    RALI

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.



By:     /s/ Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  February 25, 2003

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